EXHIBIT 23.2



                          INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Loronix Information Systems, Inc.:

We consent to the use of our report included herein and to the reference to our Firm under the heading "Experts" in the prospectus.

/s/ KPMG LLP

San Diego, California
February 5, 2002















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